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                                  EXHIBIT 23.1

                                     CONSENT

We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 1 to Registration Statement on Form S-2 (File No. 333-126351) of Amedia Networks, Inc. of our opinion dated August 19, 2005, which is Exhibit 5.1 thereto and to the use of our name under the caption "Legal Matters" in the prospectus forming a part of such Registration Statement, as amended.

/s/ Lawrence Kallaur, Esq.
October 19, 2006